Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of ArtVentive Medical Group, Inc., a Nevada corporation (the “Company”), on Form 10-K for the year ending December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, H. James Graham, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ H. James Graham

H. James Graham

Chief Executive Officer

Dated: March 30, 2015

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of ArtVentive Medical Group, Inc., a Nevada corporation (the “Company”), on Form 10-K for the year ending December 31, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Leon Rudakov, CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dr. Leon Rudakov

Dr. Leon Rudakov, President

Dated: March 30, 2015